Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended September 30, 2007, we Ronald D. Hunter, Chairman, Chief Executive Officer and President, and Daniel K Calvert, Chief Accounting Officer of Standard Management Corporation, respectively hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

Date: November 14, 2007

/s/ Ronald D. Hunter
Ronald D. Hunter Chairman, Chief Executive Officer and President

/s/ Daniel K Calvert
Daniel K Calvert Chief Accounting Officer